UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2013

K-SWISS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18490 (Commission File Number)	95-4265988 (I.R.S. Employer Identification No.)

31248 Oak Crest Drive, Westlake Village, CA (Address of principal executive offices)	91361 (Zip code)

818-706-5100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 16, 2013, K-Swiss Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with E-Land World Limited, a corporation organized under the laws of the Republic of Korea (“Parent”), Ian Acquisition Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving as an indirect wholly-owned subsidiary of Parent (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company’s Class A and Class B common stock will be converted into the right to receive $4.75 in cash, without interest (the “Merger Consideration”).

Each option to acquire shares of the Company’s common stock, whether vested or unvested, that is outstanding at the effective time of the Merger will be cancelled in exchange for an amount in cash (without interest) equal to the product of (i) the excess, if any, of the Merger Consideration over the per share exercise price of such option and (ii) the number of shares subject to such option.

The Company’s Board of directors (the “Board”) has unanimously approved the Merger and the Merger Agreement.  The Merger Agreement requires that the Merger be approved by 80% of the Company’s voting power (the “Stockholder Approval”).

In addition to the Stockholder Approval, consummation of the Merger is subject to other customary closing conditions, including expiration or termination of the Hart-Scott-Rodino regulatory waiting period, expiration or termination of the relevant waiting period under the Korean Monopoly Regulation and Fair Trade Act (or approval of the business combination report filed thereunder by the Korean Fair Trade Commission), and the absence of any court order or other legal restraint prohibiting the Merger.

The Merger Agreement contains customary representations, warranties and covenants by each of the Company, Parent and Merger Sub.  Under the Merger Agreement, the Company is subject to a “no-shop” restriction on its ability to solicit inquiries, offers or proposals relating to an acquisition proposal or to provide information to or engage in discussions or negotiations with third parties regarding an acquisition proposal, subject to certain exceptions, including a fiduciary out.

The Merger Agreement contains certain termination rights for both the Company and Parent, including the right of the Company to terminate the Merger Agreement to enter into a superior proposal, subject to a three (3) business day matching right by Parent and payment of the termination fee described below by the Company concurrently or prior to such termination.  Upon termination of the Merger Agreement, under certain circumstances, the Company may be obligated to: (i) reimburse Parent for its documented, reasonable out-of-pocket expenses up to $1,000,000 and/or (ii) pay Parent a termination fee of $5,160,900 less expenses reimbursed.  In the event that the Merger Agreement is terminated by Parent due to an adverse recommendation change by the Board or failure by the Company to include in the Company proxy statement when mailed its approval of, and recommendation that stockholders adopt and approve, the Merger Agreement (each such event being an “Adverse Recommendation Change”), the Company is obligated to (i) reimburse Parent for its documented, reasonable out-of-pocket expenses up to $500,000, and pay to Parent a termination fee of $2,000,000, and (ii) if an alternative transaction is consummated during the 12-month period following such termination, pay to Parent a termination fee of $5,160,900 less the amount previously paid by the Company as a result of Parent’s termination of the Merger Agreement because of an Adverse Recommendation Change.

The Merger Agreement also entitles the Company to liquidated damages in the amount of $17,203,000 (the “Liquidated Damages”) if, subject to certain terms and conditions, the Merger Agreement is terminated by the Company (i) on or after June 26, 2013 due to a breach by Parent or Merger Sub which causes the failure of a condition to closing or (ii) due to Parent’s failure to fund the Merger Consideration when the conditions to closing have been satisfied.  The Liquidated Damages are payable to the Company pursuant to the terms of an Irrevocable Standby Letter of Credit, dated January 16, 2013, issued by Kookmin Bank, New York Branch, in favor of the Company in a face amount of $17,203,000 (the “Letter of Credit”).  The Merger Agreement and Letter of Credit generally provide that if the Company terminates the Merger Agreement for either of the reasons noted above, the Company is entitled to draw on the Letter of Credit.  The Letter of Credit expires on 12:00 p.m. New York time on the earlier of (i) July 12, 2013 and (ii) the day on which a draw is made thereunder.

The foregoing description of the Merger Agreement and Letter of Credit is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement and Letter of Credit, respectively, each of which are filed as Exhibits 2.1 and 10.1 hereto, respectively, and are incorporated herein by reference.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party(ies) to the Merger Agreement.  In addition, such representations and warranties (i) have been made only for the purpose of the Merger Agreement, (ii) have been qualified by the disclosures made to the other party(ies) in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or other specific dates specified therein, subject to being true and correct, with certain exceptions, as of the closing, and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.  Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.  Investors should read the Merger Agreement together with the other information concerning the Company that it publicly files in reports and statements with the U.S. Securities and Exchange Commission.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the entry into the Merger Agreement, on January 16, 2013, the Board adopted the K-Swiss Inc. Retention Bonus Plan (the “Plan”).  The Plan provides for the payment of retention bonuses in an aggregate amount not to exceed $1,500,000 to designated employees of the Company (i) who remain employed with the Company or a subsidiary through the close of business on the first anniversary of the closing of the Merger, or (ii) who are terminated by the Company without cause, or by the designated employee with good reason, or due to death or disability, on or after the closing of the Merger and prior to the first anniversary of the closing of the Merger.  Neither the Company’s Chief Executive Officer or his designee are eligible to participate in the Plan.  Administration of the Plan has been delegated to the Company’s Chief Executive Officer (or, if his employment terminates prior to the date all amounts are paid under the Plan, the most senior executive of the Company by position who was an employee of the Company immediately prior to the closing date of the Merger) (the “CEO”).  The CEO has discretion to determine the employees who participate in the Plan and the bonus available to each participant.  As of the date hereof, the CEO has not determined the participants, but it is expected that some or all of the Company’s named executive officers (other than the Company’s Chief Executive Officer) will participate in the Plan.

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference

Item 7.01.	Regulation FD Disclosure.

On January 16, 2013, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement.  The press release is incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Information.

In connection with the Merger Agreement, each of the Company’s directors and executive officers and certain holders of the Company’s Class B common stock (collectively, the “Support Agreement Stockholders”) entered into a voting and support agreement (the “Support Agreement”) with Parent and Merger Sub pursuant to which the Support Agreement Stockholders have each agreed to vote all of their shares of Class A and Class B common stock of the Company (now or hereafter owned), among other things, in favor of approving and adopting the Merger Agreement and against any other acquisition proposals.  In addition, the Support Agreement Stockholders have granted to Parent an irrevocable proxy to vote their shares of Class A common stock in accordance with the terms of the Support Agreement and have agreed, subject to limited exceptions, not to transfer shares of Company common stock owned by them, other that in accordance with the Merger Agreement.

The Support Agreement will terminate upon the earliest to occur of (i) the effective time of the Merger, (ii) the date on which the Merger Agreement is terminated, (iii) written notice of termination of the Support Agreement by Parent to the Support Agreement Stockholders, (iv) as to a particular Support Agreement Stockholder, the date and time that any amendment or change to the Merger Agreement is effected without the consent of such stockholder that (A) decreases the Merger Consideration or (B) materially adversely affects such stockholder, or (v) the date the Board affects an adverse recommendation change; provided, in the case of (ii) and (v) above the termination or change in recommendation is permitted by and effected in compliance with the applicable provisions of the Merger Agreement.

The Support Agreement Stockholders hold approximately 75% of the Company’s voting power.

The foregoing description of the Support Agreement is not complete and is qualified in its entirety by reference to the Support Agreement, which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 16, 2013, by and among K-Swiss Inc., E-Land World Limited and Ian Acquisition Sub, Inc.*

10.1	Irrevocable Standby Letter of Credit, dated January 16, 2013, issued by Kookmin Bank, New York Branch, for the benefit of K-Swiss Inc.

10.2	K-Swiss Inc. Retention Bonus Plan.

99.1	Joint Press Release of K-Swiss Inc. and E-Land World Limited dated January 16, 2013.

99.2	Support Agreement, dated as of January 16, 2013, by and among the stockholders listed on Schedule A attached thereto, E-Land World Limited and Ian Acquisition Sub, Inc.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS.  Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, at the Company’s website at http://www.kswiss.com/customer/page/investors and from the Company by directing a written request to K-Swiss Inc., 31248 Oak Crest Drive, Westlake Village, CA 91361, Attention: Investor Relations.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. Information about the interests of these executive officers and directors in the transaction described herein will be included in the proxy statement described above.  Additional information regarding these directors and executive officers is also included in the Company’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 20, 2012.  This document is available free of charge at the SEC’s website at www.sec.gov and from the Company by contacting Investor Relations at the address set forth above.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements about the benefits of the acquisition and the expected timing for closing the acquisition. These statements are based on the current beliefs and expectations of the Company’s management and are subject to known and unknown risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by these forward-looking statements, including, but not limited to: (i) the Company may be unable to obtain stockholder approval as required for the Merger; (ii) conditions to the closing of the Merger may not be satisfied or waived; (iii) the transaction may involve unexpected costs, liabilities or delays; (iv) the Company’s business may suffer as a result of the uncertainty surrounding the transaction; (v) the outcome of any legal proceeding relating to the transaction; (vi) the Company may be adversely affected by other economic, business and/or competitive factors; (vii) the ability and timing to obtain required regulatory approvals; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ix) the ability to recognize benefits of the transaction; (x) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (xi) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. For further information regarding the risks associated with the Company’s business, please refer to the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Readers are cautioned not to place undue reliance on these forward-looking statements.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K-Swiss Inc.

Date: January 17, 2013	By:	/s/ George Powlick
George Powlick
Vice President Finance, Chief Administrative Officer,
Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of January 16, 2013, by and among K-Swiss Inc., E-Land World Limited and Ian Acquisition Sub, Inc.*

10.1	Irrevocable Standby Letter of Credit, dated January 16, 2013, issued by Kookmin Bank, New York Branch, for the benefit of K-Swiss Inc.

10.2	K-Swiss Inc. Retention Bonus Plan.

99.1	Joint Press Release of K-Swiss Inc. and E-Land World Limited dated January 16, 2013.

99.2	Support Agreement, dated as of January 16, 2013, by and among the stockholders listed on Schedule A attached thereto, E-Land World Limited and Ian Acquisition Sub, Inc.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.